Payments per Bond Denomination
MERIT 6

Payment Date:     28-Oct-96
Reporting Month:  September


                                                          Interest    Interest    Principal
               Original   Original  Integral    Record    Accrual     Payment     Payment        Ending             Remaining
  Class         Balance   Pct Pool  Denominatio Date      Factor      Factor      Factor         Balance            Principal Factor
Class A1  $473,800,000.00 79.58%    $1,000.00   30-Sep-96  3.88126152  3.88126152  8.99893666    $367,396,101.82    0.77542444
Class A2   $75,912,000.00 12.75%    $1,000.00   30-Sep-96 12.50000000 12.50000000  0.00000000     $75,912,000.00    1.00000000
Class A3   $26,200,000.00  4.40%    $1,000.00   30-Sep-96  4.89744008  4.89744008 15.51927023     $24,428,156.53    0.93237239
Class A4    $6,000,000.00  1.01%    $1,000.00   30-Sep-96  5.50000000  5.50000000  0.00000000      $6,000,000.00    1.00000000

                   $581,912,000.00                                                               $473,736,258.35

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 6

Payment Date:         28-Oct-96
Reporting Month       September

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance  Ending Coverage
Type
Pool Over Collateralization 2.26% $13,474,965.80 2.74% $13,474,965.80 $0.00       $0.00  $487,207,971.98  2.77% $13,471,713.631(1)

Class                      Total Distribution
Surplus                      $306,201.541(1)

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                14          $2,406,398             0.49%
60+ Days                 6          $1,081,683             0.22%
90+ Days                11          $2,716,744             0.56%
Foreclosure              6          $1,298,662             0.27%
REO                      1             $99,957             0.02%

Totals                  38          $7,603,444             1.56%


Advances on Delinquencies                                       $62,205.35
Non-Recoverable Advances on Delinquencies                            $0.00

(1) Adjustment of $3,252.17 to Over Collateralization and Surplus to correct for improper loss allocation on September 1996 payment

MERIT SECURITIES CORPORATION


Funds Account Activity Report
MERIT 6
Payment Date:     28-Oct-96
Report Date:      September

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                 $3,275,095.19            Interest Payments          $2,949,154.64
Principal                                     $4,670,301.07            Principal Payments         $4,670,301.07
Deposits From Reserve Fund                            $0.00            Surplus                      $306,201.54
Other Deposits                                        $0.00            MBIA Fee                      $19,739.01
                                                                       Discount Principal Reserve         $0.00

Total Deposit                                 $7,945,396.26            Total Withdrawals          $7,945,396.26

                                                                       Ending Balance                     $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT 6
Payment Date:     28-Oct-96
Reporting Month:  September

           Class
           Interest   Beginning       Interest      Interest       Principal     Total         Applied Ending
  Class    Rate       Balance         Accrual       Payment        Payment       Distribution  Losses  Balance
Class A1   5.937500%  $371,659,798.01 $1,838,941.71 $1,838,941.71  $4,263,696.19 $6,102,637.90 $0.00   $367,396,101.82
Class A2  15.000000%   $75,912,000.00   $948,900.00   $948,900.00          $0.00   $948,900.00 $0.00    $75,912,000.00
Class A3   6.200000%   $24,834,761.41   $128,312.93   $128,312.93    $406,604.88   $534,917.81 $0.00    $24,428,156.53
Class A4   6.600000%    $6,000,000.00    $33,000.00    $33,000.00          $0.00    $33,000.00 $0.00     $6,000,000.00

                      $478,406,559.42 $2,949,154.64 $2,949,154.64  $4,670,301.07 $7,619,455.71 $0.00   $473,736,258.35

Class    CUSIP        Priority      PrincipalType Interest Type
Class A1 589962AP4    Senior        Sequential    Floater
Class A2 589962AQ2    Senior        Sequential    Floater
Class A3 589962AR0    Senior        Sequential    Fixed
Class A4 589962AS8    Senior        Sequential    Fixed